                      LUBS MORTGAGE LOAN PURCHASE AGREEMENT

          Mortgage Loan Purchase Agreement, dated as of April 24, 2007, (the
"Agreement"), between Lehman Brothers Holdings Inc. (together with its successors and permitted assigns hereunder, "LBHI"), LUBS Inc. (together with its successors and permitted assigns hereunder, the "Seller") and Structured
Asset Securities Corporation II (together with its successors and permitted assigns hereunder, the "Purchaser").

          The Seller previously acquired the Mortgage Loans from LBHI or an
Affiliate thereof and, in connection therewith, LBHI has agreed to enter into this Agreement and the Indemnification Agreement (as defined below).

          The Seller intends to sell and the Purchaser intends to purchase a certain commercial mortgage loan (the "Mortgage Loan") as provided herein. The
Purchaser intends to deposit the Mortgage Loan, together with certain other multifamily and commercial mortgage loans (the "Other Loans"; and, together with the Mortgage Loan, the "Securitized Loans"), into a trust fund (the "Trust
Fund"), the beneficial ownership of which will be evidenced by multiple classes
(each, a "Class") of mortgage pass-through certificates (the "Certificates") to be identified as the LB-UBS Commercial Mortgage Trust 2007-C2, Commercial
Mortgage Pass-Through Certificates, Series 2007-C2. One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Certificates will be issued pursuant to a Pooling and
Servicing Agreement, to be dated as of April 11, 2007 (the "Pooling and
Servicing Agreement"), between the Purchaser, as depositor, Wachovia Bank,
National Association, as master servicer (the "Master Servicer"), LNR Partners,
Inc., as special servicer (the "Special Servicer"), and LaSalle Bank National
Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing
Agreement, as in effect on the Closing Date.

          The Purchaser has entered into an Underwriting Agreement (the
"Underwriting Agreement"), dated as of the date hereof, with Lehman Brothers
Inc. ("Lehman"), UBS Global Asset Management (US) Inc. ("UBS-AM") and
Countrywide Securities Corporation ("CSC", and, together with Lehman and UBS-AM in such capacity, the "Underwriters"), whereby the Purchaser will sell to the
Underwriters all of the Certificates that are to be registered under the
Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the "Certificate Purchase
Agreement"), dated as of the date hereof, with Lehman and UBS-AM (together in such capacity, the "Placement Agents"), whereby the Purchaser will sell to the
Placement Agents all of the remaining Certificates (other than the Residual
Interest Certificates).

          In connection with the transactions contemplated hereby, LBHI, the
Purchaser, the Underwriters and the Placement Agents have entered into an
Indemnification Agreement (the "Indemnification Agreement"), dated as of the date hereof.

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the
Purchaser agrees to purchase, the Mortgage Loan which is identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The
Mortgage Loan Schedule may be amended to reflect the actual terms of the
Mortgage Loan as accepted by the Purchaser pursuant to the terms hereof. The

Mortgage Loan will have an unpaid principal balance of $400,000,000 (the
"Initial LUBS Loan Balance") as of the close of business on the Cut-off Date, after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage
Loan shall take place on May 9, 2007 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the
Mortgage Loan shall consist of a cash amount equal to a percentage (mutually agreed upon by the parties hereto) of the Initial LUBS Loan Balance, plus interest accrued on the Mortgage Loan at the related Mortgage Rate (net of the related Administrative Cost Rate), for the period from and including April 11,
2007 up to but not including the Closing Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds
(or by such other method as shall be mutually acceptable to the parties hereto)
on the Closing Date. The parties hereto acknowledge that the Mortgage Loan consists of the Tishman Speyer DC Portfolio II Trust Mortgage Loan, as defined in the Pooling and Servicing Agreement.

          SECTION 2. Conveyance of Mortgage Loan.

          (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 7 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller (other than the primary servicing rights) in and to the Mortgage Loan as identified on the
Mortgage Loan Schedule as of such date. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the
Pooling and Servicing Agreement.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loan due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for the Mortgage Loan, but collected after such date, shall belong to, and be promptly remitted to, the Seller.

          (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit with, or cause to be delivered to and deposited with (i) the Trustee or a Custodian appointed thereby, a Mortgage File for the Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and Servicing Agreement, with copies of each Mortgage File to be delivered by the Trustee to, upon request, the Master
Servicer (at the expense of the Trustee), within 10 Business Days of such request; and (ii) the Master Servicer (or, at the direction of the Master
Servicer, to the appropriate Sub-Servicer), or, if the Mortgage Loan is an
Outside Serviced Trust Mortgage Loan, the applicable Outside Servicer, all unapplied Escrow Payments and Reserve Funds in the possession or under the control of the Seller that relate to the Mortgage Loan. In addition, the Seller shall, if the Mortgage Loan is an Outside Serviced Trust Mortgage Loan, deliver to and deposit with the Master Servicer, within 45 days of the Closing Date, a copy of the mortgage file that was delivered to the related Outside Trustee under the related Non Trust Mortgage Loan Securitization Agreement or to a
custodian under a custodial agreement that relates solely to such Outside
Serviced Trust Mortgage Loan, as applicable.

                                      -2-

          (d) The Seller shall, through an Independent third party (the
"Recording Agent") retained by it or LBHI, as and in the manner provided in the
Pooling and Servicing Agreement (and in any event within 45 days following the later of the Closing Date and the date on which all necessary recording information is available to the Recording Agent), cause (i) each assignment of
Mortgage and each assignment of Assignment of Leases, in favor of, and delivered as part of the related Mortgage File to, the Trustee, to be submitted for recordation in the appropriate public office for real property records, and (ii)
such assignments to be delivered to the Trustee following their return by the applicable public recording office, with copies of any such returned assignments to be delivered by the Trustee to the Master Servicer, at the expense of the
Seller, at least every 90 days after the Closing Date (or at additional times upon the request of the Master Servicer if reasonably necessary for the ongoing administration and/or servicing of the Mortgage Loan by the Master Servicer);
provided that, in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, a certified copy of the recorded original shall be forwarded to the Trustee. If any such document or instrument is lost or returned unrecorded because of a defect therein, then the Seller shall prepare or cause the preparation of a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of the Mortgage Loan).

          The Seller shall bear the out-of-pocket costs and expenses of all such recording and delivery contemplated in the preceding paragraph, including, without limitation, any out-of-pocket costs and expenses that may be incurred by the Trustee in connection with any such recording or delivery performed by the
Trustee at the Seller's or the Purchaser's request and the fees of the Recording
Agent.

          Pursuant to the Pooling and Servicing Agreement and a letter agreement dated April 11, 2007 (the "Filing Letter Agreement") between Redwood Trust, Inc.
(the "Payee"), the Depositor, the UBS Mortgage Loan Seller and the Trustee, the
Trustee, through a third party (the "Filing Agent") retained by it, as and in the manner provided in the Pooling and Servicing Agreement and at the expense of the Payee (and in any event within 45 days following the later of the Closing
Date and the date on which all necessary filing information is available to the
Filing Agent), is required to cause (i) each assignment of Uniform Commercial
Code financing statements prepared by the Seller, in favor of, and delivered as part of the related Mortgage File to the Trustee, to be submitted for filing in the appropriate public office, and (ii) such assignments to be delivered to the
Trustee following their return by the applicable public filing office, with copies of any such returned assignments to be delivered by the Trustee to the
Master Servicer, at the expense of the Seller, at least every 90 days after the
Closing Date (or at additional times upon the request of the Master Servicer if reasonably necessary for the ongoing administration and/or servicing of the
Mortgage Loan by the Master Servicer). The Seller hereby agrees to reasonably cooperate with the Trustee and the Filing Agent with respect to the filing of the assignments of Uniform Commercial Code financing statements as described in this paragraph and to forward to the Trustee filing confirmation, if any, received in connection with such Uniform Commercial Code financing statements filed in accordance with this paragraph. Notwithstanding the foregoing, to the extent the Trustee provides the Payee, pursuant to the Filing Letter Agreement, with an invoice for the expenses (i) reasonably to be incurred in connection with the filings referred to in this paragraph and (ii) required to be paid by the Payee pursuant to the Filing Letter Agreement, and such expenses are not paid by the Payee in advance of such filings, the Trustee, pursuant to the
Pooling and Servicing Agreement and the Filing Letter Agreement and at the
expense of the Seller, shall only be

                                      -3-

required to cause the Filing Agent to file the assignments of such Uniform
Commercial Code financing statements with respect to Mortgage Loan secured by hotel or hospitality properties.

          (e) With respect to the Mortgage Loan (unless it is an Outside
Serviced Trust Mortgage Loan), the Seller shall deliver to and deposit with, or cause to be delivered to and deposited with, the Master Servicer, within 45 days of the Closing Date, the Mortgage Loan Origination Documents (other than any document that constitutes part of the Mortgage File for the Mortgage Loan);
provided that the Seller shall not be required to deliver any draft documents, privileged or other communications or correspondence, credit underwriting or due diligence analyses or information, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

          (f) After the Seller's transfer of the Mortgage Loan to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the
Purchaser's ownership of the Mortgage Loan. Except for actions that are the express responsibility of another party hereunder or under the Pooling and
Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loan by the Seller to the Purchaser.

          (g) In connection with the obligations of the Master Servicer under the Pooling and Servicing Agreement, if the Mortgage Loan is secured by the interests of the related Mortgagor in a hospitality property ( as identified on
Schedule VI to the Pooling and Servicing Agreement) or has a related letter of credit, then (unless the Mortgage Loan is an Outside Serviced Trust Mortgage
Loan) the Seller shall deliver to and deposit with, or cause to be delivered to and deposited with, the Master Servicer, on or before the Closing Date, any related franchise agreement, franchise comfort letter and the original of such letter of credit. Further, if the Mortgage Loan is not an Outside Serviced Trust
Mortgage Loan, if the Mortgage Loan has a related letter of credit, and if the
Master Servicer determines that a draw under such letter of credit has become necessary under the terms thereof prior to the assignment of such letter of credit having been effected in accordance with Section 3.01(e) of the Pooling and Servicing Agreement, the Seller shall, upon the written direction of the
Master Servicer, use its best efforts to make such draw or to cause such draw to be made on behalf of the Trustee.

          (h) Pursuant to the Pooling and Servicing Agreement, the Master
Servicer shall review the documents with respect to the Mortgage Loan delivered by the Seller pursuant to or as contemplated by Section 2(e) and provide the
Seller and the Controlling Class Representative and the Special Servicer with a certificate (the "Master Servicer Certification") within 90 days of the Closing
Date acknowledging its (or the appropriate Sub-Servicer's) receipt as of the date of the Master Servicer Certification of such documents actually received;
provided that such review shall be limited to identifying the document received, the Serviced Trust Mortgage Loan to which it purports to relate, that it appears regular on its face and that it appears to have been executed (where appropriate). Notwithstanding anything to the contrary set forth herein, to the extent the Seller has not been notified in writing of its failure to deliver any document with respect to the Mortgage Loan required to be delivered pursuant to or as contemplated by Section 2(e) hereof prior to the date occurring 18 months following the date of the Master Servicer Certification, the Seller shall have no obligation to provide such document.

                                      -4-

          (i) In addition, on the Closing Date, the Seller shall deliver to the
Master Servicer for deposit in the Pool Custodial Account any Initial Deposit relating to the Mortgage Loan.

          SECTION 3. Representations, Warranties and Covenants of LBHI and
Seller.

          (a) Each of LBHI and the Seller (each, for purposes of this Section
3(a), the "Representing Party") hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

               (i) The Representing Party is a corporation duly organized, validly existing and in good standing under the laws of the State of
     Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this
     Agreement.

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Representing Party and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Representing Party, enforceable against the Representing Party in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) The execution and delivery of this Agreement by the
     Representing Party and the Representing Party's performance and compliance with the terms of this Agreement will not (A) violate the Representing
     Party's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Representing Party is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the
     Representing Party is a party or by which the Representing Party is bound.

               (iv) The Representing Party is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Representing Party's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Representing Party or its properties or have consequences that would materially and adversely affect its performance hereunder.

               (v) The Representing Party is not a party to or bound by any agreement or instrument or subject to any organizational document or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Representing Party's reasonable and good faith judgment, materially and adversely affect the ability of the Representing Party to perform its obligations under this
     Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the Representing Party or the performance by the Representing Party of its obligations under this Agreement.

               (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loan, as contemplated by Section 2(d) hereof, no

                                      -5-

     consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Representing Party of or compliance by the Representing Party with this Agreement or the consummation of the transactions contemplated by this Agreement; and no bulk sale law applies to such transactions.

               (vii) No litigation is pending or, to the best of the
     Representing Party's knowledge, threatened against the Representing Party that would, in the Representing Party's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Representing Party of its obligations under this Agreement.

               (viii) No proceedings looking toward merger, liquidation,
     dissolution or bankruptcy of the Representing Party are pending or contemplated.

          In addition, the Seller hereby further represents and warrants to, and covenants with, the Purchaser, as of the date hereof, that:

               (i) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the
     Mortgage Loan to the Purchaser, as provided herein, as a sale of the
     Mortgage Loan to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loan to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loan. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loan to the Purchaser. The Seller is not selling the Mortgage Loan to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loan to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loan does not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

          (b) LBHI hereby makes, for the benefit of the Purchaser, with respect to the Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties made by the initial Purchaser pursuant to Section 2.04(b) of the Pooling and Servicing
Agreement, except that all references therein to the "Depositor" shall be deemed to be references to LBHI and all references therein to the Mortgage Pool shall be deemed to be references to all the Securitized Loans.

                                      -6-

          SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller and LBHI to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller and LBHI as of the date hereof that:

               (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The
     Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loan from the Seller and to transfer the Mortgage Loan to the Trustee.

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller and LBHI, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the
     Purchaser in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors'
     rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) The execution and delivery of this Agreement by the
     Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

               (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

               (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loan by the Seller to the
     Purchaser, as provided herein, as a sale of the Mortgage Loan to the
     Purchaser in exchange for the consideration specified in Section 1 hereof.

          SECTION 5. Notice of Breach; Cure; Repurchase.

          (a) If the Seller or LBHI receives written notice or obtains actual knowledge with respect to the Mortgage Loan (i) that any document constituting a part of clauses (a)(i) through (a)(xiii) (or, if the Mortgage Loan is an Outside
Serviced Trust Mortgage Loan, clause (b)(i)) of the definition of "Mortgage
File" or a document, if any, specifically set forth on Schedule IX to the
Pooling and Servicing Agreement has not been executed (if applicable) or is missing (a "Document Defect") or (ii) of a breach of any of LBHI's representations and warranties made pursuant to Section 3(b) hereof (each such breach, a "Breach") relating to the Mortgage Loan, and such Document Defect or
Breach, as of the date specified in the fourth paragraph of Section 2.03(a) to the Pooling and Servicing Agreement, materially and adversely affects the value of the Mortgage Loan, then such Document Defect shall

                                      -7-

constitute a "Material Document Defect" or such Breach shall constitute a
"Material Breach", as the case may be. In the event that the Seller obtains actual knowledge of a Material Document Defect or Material Breach, then the
Seller shall deliver written notification to the Purchaser with respect thereto.
Then, following receipt of a Seller/Depositor Notification with respect to such
Material Document Defect or Material Breach, as the case may be, LBHI shall cure, repurchase or cover the loss of value with respect to the Mortgage Loan, as the case may be, if and to the extent the Depositor is required to do so, in the manner, under the circumstances, subject to the conditions, within the time periods and upon all of the other terms set forth in Section 2.03(a) of the
Pooling and Servicing Agreement.

          (b) In the event the Seller is obligated to repurchase the Mortgage
Loan pursuant to this Section 5, such obligation shall extend to any successor
REO Mortgage Loan with respect thereto as to which (A) the subject Material
Breach existed as to the subject predecessor Mortgage Loan prior to the date the related Mortgaged Property became an REO Property or within 90 days thereafter, and (B) as to which the Seller had received, no later than 90 days following the date on which the related Mortgaged Property became an REO Property, a
Seller/Depositor Notification from the Trustee regarding the occurrence of the applicable Material Breach and directing the Seller to repurchase the Mortgage
Loan.

          (c) [RESERVED.]

          (d) It shall be a condition to the repurchase of the Mortgage Loan by
LBHI pursuant to this Section 5 that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by
LBHI (or as otherwise required to be prepared, executed and delivered under the
Pooling and Servicing Agreement), in each case without recourse, as shall be necessary to vest in LBHI the legal and beneficial ownership of the Mortgage
Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder. If the Mortgage Loan is to be repurchased as contemplated by this Section 5, LBHI shall amend the Mortgage
Loan Schedule to reflect the removal of the Mortgage Loan and shall forward such amended schedule to the Purchaser.

          (e) The repurchase of the Mortgage Loan pursuant to this Section 5 shall be on a whole loan, servicing released basis. The Seller and LBHI shall have no obligation to monitor the Mortgage Loan regarding the existence of a
Breach or Document Defect. It is understood and agreed that the obligations of
LBHI set forth in this Section 5 constitute the sole remedies available to the
Purchaser with respect to any Breach or Document Defect.

          (f) Notwithstanding the foregoing, if there exists a Breach of that portion of the representation or warranty on the part of LBHI made by virtue of the Depositor's representation set forth in, or made pursuant to paragraph
(xlviii) of Schedule II to the Pooling and Servicing Agreement, specifically relating to whether or not the Mortgage Loan documents or any particular
Mortgage Loan document for the Mortgage Loan requires the related Mortgagor to bear the reasonable costs and expenses associated with the subject matter of such representation or warranty, as set forth in such representation or warranty, then the Purchaser or its designee will direct LBHI in writing to wire transfer to the Custodial Account, within 90 days of receipt of such direction, the amount of any such reasonable costs and expenses incurred by the Trust that
(i) are due from the Mortgagor, (ii) otherwise would have been required to be paid by the Mortgagor if such representation or warranty with respect to such costs and expenses had in fact been true, as set forth in the related representation or warranty, (iii) have not

                                      -8-

been paid by the Mortgagor, (iv) are the basis of such Breach and (v) constitute
"Covered Costs". Upon payment of such costs, LBHI and the Seller shall be deemed to have cured such Breach in all respects. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Breach, regardless of whether it constitutes a Material Breach, and neither LBHI nor the Seller shall be obligated to otherwise cure such Breach or repurchase the Mortgage Loan under any circumstances. Amounts deposited in the
Pool Custodial Account pursuant to this paragraph shall constitute "Liquidation
Proceeds" for all purposes of the Pooling and Servicing Agreement (other than
Section 3.11(c) of the Pooling and Servicing Agreement).

          (g) In addition, subject to Section 5(f) and the last three sentences of this paragraph, if the Depositor determines that a Material Breach (other than a Material Breach of a representation or warranty on the part of the
Depositor set forth in and made pursuant to paragraph (xvii) of Schedule II to the Pooling and Servicing Agreement) or a Material Document Defect with respect to the Mortgage Loan is not capable of being cured in accordance with Section
2.03(a) of the Pooling and Servicing Agreement, then in lieu of repurchasing the
Mortgage Loan, LBHI shall pay a cash amount equal to the Loss of Value Payment, and any costs incurred in connection with such Material Breach or Material
Document Defect, as the case may be, in each case required to be paid by the
Depositor (or, payable by the Depositor due to the Depositor's exercise of its option) under Section 2.03(e) of the Pooling and Servicing Agreement, but only if and to the extent the Depositor is required or elects to do so, in the manner, under the circumstances, subject to the conditions, within the time periods and upon all of the other terms set forth in Section 2.03 of the Pooling and Servicing Agreement. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Material
Breach or Material Document Defect and neither the Seller nor LBHI shall be obligated to otherwise cure such Material Breach or Material Document Defect or repurchase the Mortgage Loan based on such Material Breach or Material Document
Defect under any circumstances. Notwithstanding the foregoing provisions of this
Section 5(g), if 95% or more of the loss of value to the Mortgage Loan was caused by a Material Breach or Material Document Defect, which Material Breach or Material Document Defect is not capable of being cured, this Section 5(g)
shall not apply and the Seller or LBHI shall be obligated to repurchase the
Mortgage Loan at the applicable Purchase Price in accordance with Section 5(a).
Furthermore, neither LBHI nor the Seller shall have the option of delivering
Loss of Value Payments in connection with any Material Breach relating to the
Mortgage Loan's failure to be a Qualified Mortgage. In the event there is a Loss of Value Payment made by LBHI in accordance with this Section 5(g), the amount of such Loss of Value Payment shall be deposited into the Loss of Value Reserve
Fund to be applied in accordance with Section 3.05(e) of the Pooling and
Servicing Agreement.

          (h) Notwithstanding the foregoing, if there exists a Material Breach of the representation or warranty on the part of the Seller set forth in and made pursuant to paragraph (xvii) of Schedule II to the Pooling and Servicing
Agreement, and the Mortgage Loan becomes a Qualified Mortgage prior to the expiration of the Initial Resolution Period applicable to a Material Document
Defect or Material Breach that affects whether the Mortgage Loan is a Qualified
Mortgage, and without otherwise causing an Adverse REMIC Event or an Adverse
Grantor Trust Event, then such breach will be cured and neither the Seller nor
LBHI will be obligated to repurchase or otherwise remedy such Breach.

          (i) The parties hereto agree that any controversy or claim arising under Section 5(a), Section 5(b) and/or Section 5(g) of this Agreement shall be resolved in accordance with the Mediation/Arbitration procedures set forth in
Section 2.03(i) of the Pooling and Servicing Agreement.

                                      -9-

The parties to this Agreement hereby agree to waive any right to trial by jury fully to the extent that any such right shall now or hereafter exist with regard to the rights and remedies contained in this Section 5, subject to the conditions set forth in Section 2.03(i) of the Pooling and Servicing Agreement.

          SECTION 6. Closing. The closing of the sale of the Mortgage Loan (the
"Closing") shall be held at the offices of Thacher Proffitt & Wood LLP, 2 World
Financial Center, New York, New York 10281 at 10:00 a.m., New York City time, on the Closing Date.

          The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller and LBHI set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in Section
4 of this Agreement, shall be true and correct in all material respects as of the Closing Date;

          (b) Insofar as it affects the obligations of LBHI or the Seller hereunder, the Pooling and Servicing Agreement shall be in a form mutually acceptable to the Purchaser, LBHI and the Seller;

          (c) All documents specified in Section 7 of this Agreement (the
"Closing Documents"), in such forms as are reasonably acceptable to the
Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (d) The Seller shall have delivered and released to the Trustee (or a
Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

          (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller and LBHI shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

          (g) Neither the Underwriting Agreement nor the Certificate Purchase
Agreement shall have been terminated in accordance with its terms.

          All parties hereto agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loan on the Closing Date.

          SECTION 7. Closing Documents. The Closing Documents shall consist of the following:

          (a) This Agreement duly executed by the Purchaser, LBHI and the
Seller;

          (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

                                      -10-

          (c) The Indemnification Agreement duly executed by the parties thereto;

          (d) A Certificate of each of the Seller and LBHI, executed by a duly authorized officer of the Seller or LBHI, as the case may be, and dated the
Closing Date, and upon which the initial Purchaser, the Underwriters and the
Placement Agents may rely, to the effect that: (i) the representations and warranties of the Seller or LBHI, as the case may be, in this Agreement and, in the case of LBHI, in the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller or LBHI, as the case may be, has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (e) An Officer's Certificate from an officer of each of the Seller and
LBHI, in his or her individual capacity, dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the
Seller or LBHI, as the case may be, signed this Agreement, the Indemnification
Agreement or any other document or certificate delivered on or before the
Closing Date in connection with the transactions contemplated herein or, in the case of LBHI, in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (f) As certified by an officer of each of the Seller and LBHI, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's or LBHI's, as the case may be, entering into the transactions contemplated by this Agreement and, in the case of LBHI, the Indemnification
Agreement, (ii) the organizational documents of each of the Seller and LBHI, and
(iii) a certificate of good standing of each of the Seller and LBHI issued by the Secretary of State of the State of Delaware not earlier than 10 days prior to the Closing Date;

          (g) A favorable opinion of Thacher Proffitt & Wood LLP, special counsel to the Seller and LBHI, in form and substance reasonably acceptable to, and covering matters reasonably requested by, the initial Purchaser, dated the
Closing Date and addressed to the initial Purchaser, the Underwriters, the
Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of
Thacher Proffitt & Wood LLP as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

          (h) A favorable opinion of in-house counsel to each of the Seller and
LBHI, substantially in form and substance reasonably acceptable to, and covering matters reasonably requested by, the initial Purchaser, dated the Closing Date and addressed to the initial Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and
Servicing Agreement;

          (i) In the event any of the Certificates are mortgage related securities within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a Certificate of LBHI regarding origination of the Mortgage
Loan by specified originators as set forth in Section 3(a)(41) of the Securities
Exchange Act of 1934, as amended; and

                                      -11-

          (j) Such further certificates, opinions and documents as the Purchaser may reasonably request.

          SECTION 8. Costs. LBHI shall pay the Seller's Allocable Share of all reasonable out-of-pocket costs and expenses incurred by the Seller, the initial
Purchaser, the Underwriters, the Placement Agents and the sellers of the Other
Loans to the Purchaser in connection with the securitization of the Securitized
Loans and the other transactions contemplated by this Agreement, the
Underwriting Agreement and the Certificate Purchase Agreement. "Allocable Share"
shall mean a fraction (expressed as a percentage), the numerator of which is the outstanding principal balance of the Mortgage Loan as of the date of determination, and the denominator of which is the aggregate outstanding principal balance of all of the Securitized Loans on such date of determination.

          SECTION 9. Grant of a Security Interest. The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loan by the
Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loan by the Seller to the Purchaser and not as a pledge of the Mortgage Loan by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loan is held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage Loan by the Seller to the Purchaser to secure a debt or other obligation of the Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable
Uniform Commercial Code; (iii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage
Loan, and all amounts payable to the holder of the Mortgage Loan in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loan shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Note for the Mortgage Loan, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code; and (vi)
notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable)
of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loan, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement and, in
connection with the foregoing, the Seller authorizes the Purchaser to file any and all appropriate Uniform Commercial Code financing statements.

          SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice hereunder to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to

                                      -12-

have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller and/or LBHI submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the
Mortgage Loan by the Seller to the Purchaser (and by the initial Purchaser to the Trustee).

          SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

          SECTION 14. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT
WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO BE PERFORMED ENTIRELY
IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW AND SUBJECT
TO SECTION 5(I) HEREOF, THE SELLER AND THE PURCHASER EACH HEREBY IRREVOCABLY (I)
SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN
NEW YORK CITY, TO THE EXCLUSION OF ALL OTHER COURTS, WITH RESPECT TO MATTERS
ARISING OUT OF OR RELATING TO THIS AGREEMENT OTHER THAN MATTERS TO BE SETTLED BY
MEDIATION OR ARBITRATION IN ACCORDANCE WITH SECTION 5(I) HEREOF; (II) AGREES
THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING SHALL BE HEARD AND
DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS, TO THE EXCLUSION OF ALL
OTHER COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN
INCONVENIENT FORUM IN CONNECTION WITH SUCH ACTION OR PROCEEDING COMMENCED IN
SUCH NEW YORK STATE OR FEDERAL COURTS; AND (IV) AGREES THAT A FINAL JUDGMENT IN
ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER
JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW;
PROVIDED, THAT IN THE EVENT SECTION 5(I) HEREOF IS INAPPLICABLE AND BOTH A NEW
YORK STATE AND A FEDERAL COURT SITTING IN NEW YORK IN WHICH AN ACTION OR
PROCEEDING HAS BEEN DULY AND PROPERLY COMMENCED BY ANY PARTY TO THIS AGREEMENT
REGARDING A MATTER ARISING OUT OF OR RELATING TO THIS

                                      -13-

AGREEMENT HAS REFUSED TO ACCEPT JURISDICTION OVER OR OTHERWISE HAS NOT ACCEPTED
SUCH ACTION OR PROCEEDING WITHIN, IN THE CASE OF EACH SUCH COURT, 60 DAYS OF THE
COMMENCEMENT OR FILING THEREOF, THEN THE WORDS "TO THE EXCLUSION OF ALL OTHER
COURTS" IN CLAUSE (I) AND CLAUSE (II) OF THIS SENTENCE SHALL NOT APPLY WITH
REGARD TO SUCH ACTION OR PROCEEDING AND THE REFERENCE TO "SHALL" IN CLAUSE (II)
OF THIS SECTION SHALL BE DEEMED TO BE "MAY".

          SECTION 15. Further Assurances. The Seller, LBHI and the Purchaser
each agrees to execute and deliver such instruments and take such further actions as any other such party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 16. Successors and Assigns. The rights and obligations of the
Seller and LBHI under this Agreement shall not be assigned by the Seller or
LBHI, as the case may be, without the prior written consent of the Purchaser, except that any person into which the Seller or LBHI may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller or LBHI, is a party, or any person succeeding to all or substantially all of the business of the Seller or LBHI shall be the successor to the Seller or LBHI, as the case may be, hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing
Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the
Seller, LBHI, the Purchaser, and their respective successors and permitted assigns.

          SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's and LBHI's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the
Seller or LBHI, as applicable, has consented to such amendment or modification in writing.

                                      -14-

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER

                                        LUBS INC.

                                        By: /s/ Charlene Thomas
                                            ------------------------------------
                                        Name: Charlene Thomas
                                        Title: Vice President

                                        Address for Notices:

                                        745 Seventh Avenue
                                        New York, New York 10019
                                        Attention: Scott Lechner
                                        Telecopier No.: (646) 758-4203

                                        LBHI

                                        LEHMAN BROTHERS HOLDINGS INC.

                                        By: /s/ Catherine Harnett
                                            ------------------------------------
                                        Name: Catherine Harnett
                                        Title: Authorized Signatory

                                        Address for Notices:

                                        745 Seventh Avenue
                                        New York, New York 10019
                                        Attention: Scott Lechner
                                        Telecopier No.: (646) 758-4203

                                        PURCHASER

                                        STRUCTURED ASSET SECURITIES
                                        CORPORATION II

                                        By: /s/ David Nass
                                            ------------------------------------
                                        Name: David Nass
                                        Title Senior Vice President

                                        Address for Notices:

                                        Structured Asset Securities
                                        Corporation II
                                        745 Seventh Avenue
                                        New York, New York 10019
                                        Attention: Scott Lechner
                                        Telecopier No.: (646) 758-4203

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                 (See attached)

                                       A-1

MORTGAGE
  LOAN                                                                                  CUT-OFF        MONTHLY    MORTGAGE
 NUMBER             PROPERTY NAME              ADDRESS    CITY   STATE    ZIP CODE   DATE BALANCE    P&I PAYMENT    RATE
--------  -----------------------------------  -------  -------  -------  --------  --------------  ------------  --------

   1      Tishman Speyer DC Portfolio          Various  Various  Various  Various   400,000,000.00  2,135,925.93   6.3200

MORTGAGE
  LOAN    REMAINING TERM  MATURITY      REMAINING         INTEREST    ADMINISTRATIVE     PRIMARY        GROUND     MORTGAGE
 NUMBER     TO MATURITY     DATE    AMORTIZATION TERM  ACCRUAL BASIS     COST RATE    SERVICING FEE     LEASE?   LOAN SELLER
--------  --------------  --------  -----------------  -------------  --------------  -------------  ----------  -----------

   1           117        20170111         0              Act/360         0.0205          0.02       Fee Simple       LB

MORTGAGE
  LOAN                      ARD        ANTICIPATED     ARD        CROSS        MORTGAGE LOAN
 NUMBER   DEFEASANCE  MORTGAGE LOAN  REPAYMENT DATE  SPREAD  COLLATERALIZED   SELLER LOAN ID
--------  ----------  -------------  --------------  ------  --------------   --------------

   1      Defeasance        N/A           0            0           No            61005004